Exhibit 10.24
WAIVER,
CONSENT
AND
AMENDMENT NO. 3
TO
CREDIT AGREEMENT
     THIS WAIVER, CONSENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of the 3rd day of January, 2008 (the “Effective Date”), among BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation, BALDWIN GERMANY HOLDING GMBH, a German company, BALDWIN GERMANY GMBH, a German company, BALDWIN OXY-DRY GMBH, a German company, and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as a Lender and as Administrative Agent and the other Lenders (as defined in the Credit Agreement) signatory hereto.
PRELIMINARY STATEMENTS
     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 21, 2006 among BALDWIN TECHNOLOGY COMPANY, INC., BALDWIN GERMANY HOLDING GMBH formerly known as “MAINSEE 430. VV GMBH”, BALDWIN GERMANY GMBH, and BALDWIN OXY-DRY GMBH formerly known as “OXY-DRY MASCHINEN GMBH”, and LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender and the other Lenders, as amended by that certain Amendment to Credit Agreement dated as of December 29, 2006 and by a Waiver, Consent and Amendment No. 2, dated as of April 18, 2007 (as amended, supplemented or modified hereby and from time to time, the “Credit Agreement”); and
     B. The Borrowers have informed the Lenders and the Administrative Agent that they desire to have the BEC BV Restructuring (as defined below) consummated and that the BEC BV Restructuring will be in the best financial interests of the Borrowers and other Loan Parties (as defined in the Credit Agreement);
     C. The BEC BV Restructuring would, if not for this Amendment (including the consent and waiver hereunder) be prohibited by the terms of the Credit Agreement;
     D. The Borrowers have requested that the Lenders consent to the BEC BV Restructuring and waive any Event of Default that would otherwise result from the BEC BV Restructuring; and
     E. The Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement, as hereafter set forth and each of the Borrowers, the Administrative Agent and the Lenders is willing to do so upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise stated herein.
     1.02 The term “BEC BV Restructuring” as used herein shall mean (i) the sale by BEC BV to BEC Inc. of all of the issued shares of Baldwin Graphic Equipment BV (“BGE BV”) for approximately €321,075 (in cash) and (ii) immediately after such sale, the capital contribution by BEC Inc. to BGE BV of all issued shares of BEC BV as a result of which contribution BEC BV shall become a directed wholly-owned Subsidiary of BGE BV.
ARTICLE II
CONSENT AND WAIVER
     2.01 The Lenders hereby consent to the BEC BV Restructuring and waive any Event of Default that would result, if not for such consent and waiver, by reason of the BEC BV Restructuring being consummated. The foregoing consent and waiver in this Section 2.01 is limited solely to the BEC BV Restructuring itself and does not apply to any other event or circumstance.
ARTICLE III
AMENDMENT
     3.01 Amendment of Definition. The definition of Foreign Pledge Agreements contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
Foreign Pledge Agreements shall mean (i) the German Share Pledge Agreements (as defined in the Guaranty and Collateral Agreement), (ii) the Pledge Agreement between BEC BV and the Administrative Agent, pledging the shares of Baldwin Jimek AB, (iii) the respective Share Pledge Agreements, as supplemented and modified by any Undertaking and Acknowledgement(s), pledging the shares of BEC BV and Baldwin Graphic Equipment B.V. in favor of the Administrative Agent (collectively, the “Netherlands Pledge Agreements”), and (iv) the Stock Pledge Agreement pledging the shares of Japan-Baldwin Ltd. in favor of the Administrative Agent.
     3.02 Amendment and/or Confirmation with respect to Guaranty and Collateral Agreement. The Borrowers agree to promptly cause, at the request of the Administrative Agent, an amendment and/or confirmation with respect to the Guaranty and Collateral Agreement to be consummated, such amendment and/or confirmation to be in form and substance reasonably satisfactory to the Administrative Agent, in order to reflect the BEC BV Restructuring and the

Netherlands Pledge Agreements (as defined in the Credit Agreement as amended hereby) including without limitation a confirmation that the guarantee obligations and covenant to pay obligations of BEC Inc. and BEC BV respectively secured by the Netherlands Pledge Agreements (as defined in the Credit Agreement as amended hereby) remain in full force and effect and that such security remains in full force and effect and a confirmation that all Liens created under the Guaranty and Collateral Agreement remain in full force and effect.
ARTICLE IV
CONDITIONS PRECEDENT
     4.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
     (a) The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Administrative Agent and its legal counsel:
     (i) this Amendment duly executed by Borrowers;
     (ii) (aa) Undertaking and Acknowledgements executed by BEC Inc, BEC BV and BGE BV with respect to the Netherlands Pledge Agreements, such Undertaking and Acknowledgements to be effective simultaneously with the BEC BV Restructuring, and (bb) all required authorizing resolutions with respect to same and any other related documentation reasonably required by the Lenders, the Administrative Agent or their counsel; and
     (iii) such other documents as reasonably requested by the Administrative Agent.
     (b) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) with the same effect as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date);
     (c) No Event of Default not expressly waived hereby shall have occurred and be continuing; and
     (d) All corporate (or other organization) proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.

ARTICLE V
NO WAIVER
     5.01 No Waiver. Except as expressly set forth herein, nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or the Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument among the Borrowers, the Administrative Agent and the Lenders, and the failure of the Administrative Agent and/or Lenders at any time or times hereafter to require strict performance by the Borrowers of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to thereafter demand strict compliance therewith.
ARTICLE VI
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     6.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Lenders and the Administrative Agent agree that the Credit Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     6.02 Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate (or other organization) action on the part of such Borrower and will not violate the charter, by-laws or other organizational documents of such Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Loan Documents are true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) on the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date); (c) no Event of Default or unmatured Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing and (d) the BEC BV Restructuring shall be consummated in compliance with all applicable laws and such consummation shall not result in any breach of or conflict with any contract, order, judgment or decree binding upon any of the Loan Parties or any of their respective properties or result in any termination, acceleration or mandatory prepayment under any such contract where such breach, conflict, termination, acceleration or prepayment could (individually or in the aggregate) reasonably be expected to result in a Material Adverse Effect.

ARTICLE VII
MISCELLANEOUS PROVISIONS
     7.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Loan Documents.
     7.02 Reference to Credit Agreement. Each of the Credit Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     7.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     7.04 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and the Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.
     7.05 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     7.06 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     7.07 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     7.08 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE

MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS, THE LENDERS AND THE ADMINISTRATIVE AGENT.
     7.09 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR THE LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. NOTHING CONTAINED IN THIS PARAGRAPH SHALL, OR SHALL BE INTERPRETED TO, IMPAIR ANY RIGHTS OF ANY BORROWER WITH RESPECT TO ANY DEPOSIT OR OTHER BANK ACCOUNTS OF SUCH BORROWER (OR ANY OF ITS SUBSIDIARIES) WITH ANY LENDER OR THE ADMINISTRATIVE AGENT.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first written above.

BALDWIN TECHNOLOGY COMPANY, INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President, Chief Financial Officer and Treasurer

BALDWIN GERMANY HOLDING GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN GERMANY GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

BALDWIN OXY-DRY GMBH
By:	/s/ Karl S. Puehringer
	Name:	Karl S. Puehringer
	Title:	Managing Director

[Signature Page]

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent and as Lender
By:	/s/ Lincoln Schoff
Title: Sr. Vice President

WEBSTER BANK, NATIONAL ASSOCIATION
By:	/s/ Barbara A. Keegan
Title: Sr. Vice President

CITIZENS BANK OF CONNECTICUT
By:	/s/ Gary W. Burdick
Title: Sr. Vice President
[Signature Page]